                               AMENDMENT NO. 6 TO
                           LOAN AND SECURITY AGREEMENT


          AMENDMENT NO. 6, dated as of August   , 1994 (this "AMENDMENT") to
that certain Loan and Security Agreement dated as of March 5, 1993, as amended by Amendment Nos. 1, 2, 3, 4, and 5 (collectively the "LOAN AGREEMENT") among THE PENN TRAFFIC COMPANY ("PENN TRAFFIC"), DAIRY DELL, BIG M SUPERMARKETS, INC., and PENNY CURTISS BAKING COMPANY, INC. (individually "BORROWER" and collectively the "BORROWERS"), the Lenders listed therein (collectively the "LENDERS") and NATWEST USA CREDIT CORP., as Agent for the Lenders (in such capacity, the "AGENT"), is made by, between and among the Borrowers, the Agent, and the Lenders. Capitalized terms used herein, except as otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement.

                                - - - - - - - - -

          WHEREAS, the Borrowers have requested that the Agent and the Lenders:
(1) increase the Maximum Credit Line; (2) change the rate of interest and (3) make certain other amendments to the Loan Agreement.

          WHEREAS, the Borrowers, the Agent and the Lenders have agreed to amend the Loan Agreement pursuant to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

          1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of the effective date hereof as follows:

          1(a) AMENDED DEFINITIONS. Section 1 of the Loan Agreement is hereby amended as follows:

                (i) The definition of "EURODOLLAR RATE" is hereby amended by deleting in (a) thereof the words and figures "two and one-half percent (2 1/2%)" and substituting in lieu thereof the words and figures "two and one-quarter percent (2 1/4%)" and is further amended by deleting the last three lines thereof and substituting therefore the following: "provided, however, that during a Reduction Period the Eurodollar Rate shall mean a rate per annum of

          (a) one-quarter of one percent (1/4%) lower than such rate if the Interest Coverage Ratio was 2.0 to 1 or more, but less than 2.1 to 1 or (b) one half of one percent (1/2%) lower than such rate if the Interest Coverage Ratio was 2.1 to 1 or more."

               (ii) The definitions of "MAXIMUM REVOLVING CREDIT LINE" hall be further amended, upon the satisfaction of the terms and conditions set forth in this subsection (ii), to read as follows:

               "MAXIMUM REVOLVING CREDIT LINE: means $225,000,000, or the lesser amount to which the Borrowers have reduced the Maximum Revolving Credit Line in accordance with Section 2.2(b)"

              (iii) "TOTAL FACILITY". The definition of Total Facility contained in Section 2.1 shall be amended as follows: The first sentence of Section 2.1 is further amended by replacing the figure $200,000,000 appearing in the first sentence thereof with the figure "225,000,000".

          The amendments provided for in Section 1(a)(ii) and (iii) do not become effective until all of the following conditions precedent shall have been met:

          1. On or before January 31, 1995 the Borrowers shall have requested of the Agent in writing that the Maximum Revolving Line be increased from $200,000,000 to $225,000,000.

          2. The Agent has been able to obtain commitments in writing from a Lender or New Lender (the "New Lender"), aggregating $25,000,000.

          3. At the time of the Borrowers' request no Event or Event of Default shall have occurred and there shall have been no material adverse change in the business or financial condition of any of the Borrowers.

          4. The Borrowers shall deliver to the Agent for the benefit of the Lenders, if requested by the Agent an opinion of Borrowers' counsel in form and substance satisfactory to the Agent and its counsel.

          5. The Borrowers shall deliver to the Agent a certificate of the Borrowers' Chief Executive or Chief Operating Officer with respect to Section 3 above and such other instruments and documents as the Agent or any Lender shall reasonably request.

          6. The execution and delivery of additional Revolving Credit Notes in the form of Exhibit C to the Loan Agreement to the committing Lenders or New Lender in the aggregate amount of $25,000,000.

          7. The Borrowers and the committing Lenders or New Lender shall agree to an Increased Line fee as proposed in Section 3 below.

               (iv) The definition of "PRIME-BASED RATE" is hereby amended by adding to the end thereof the following:

               "if during a Reduction Period the Interest Coverage Ratio was 2.0 to 1 or more but less than 2.1 to 1 or one half of one percent (1/2%) if the Interest Coverage Ratio was 2.1 to 1 or more as the case may be"


          2. AMENDMENT FEE. The Borrowers, jointly and severally, agree to pay to the Agent, for the account of the Lenders in proportion to their Pro Rata Shares immediately prior to this Amendment: an amendment fee of $350,000 upon the execution and delivery of this Amendment.

          3. INCREASED LINE FEE. In the event that Section 1(ii) becomes effective the Borrowers jointly and severally agree to pay an Increased Line Fee to the New Lender in such amount as the New Lender and the Borrowers shall agree.

          4. REPRESENTATIONS AND WARRANTIES. As an inducement to the Agent and the Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders as follows:

               (a) It has the power and authority to enter into this Amendment, has taken all corporate action required to authorize its execution, delivery, and performance of this Amendment. This Amendment has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms. The execution, delivery, and performance of this Amendment will not violate its certificate of incorporation or by-laws or any agreement or legal requirements binding upon it.

               (b) As of the date hereof and after giving effect to the terms of this Amendment: (i) the Loan Agreement is in full force and effect and constitutes a binding obligation of the Borrowers, enforceable against the Borrowers and owing in accordance with its terms; (ii) the Obligations are due and owing by the Borrowers in accordance with their terms; and (iii) Borrowers have no defense to or setoff, counterclaim, or claim against payment of the Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

          5. NO IMPLIED AMENDMENTS. Except as expressly provided herein, the Loan Agreement and the other Loan Documents are not amended or otherwise affected in any way by this Amendment.

          6. ENTIRE AQREEMENT; MODIFICATIONS; BINDING EFFECT. This Amendment constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior oral or written understandings about such matter. Each of the Borrowers confirms that, in entering into this Amendment, it did not rely upon any agreement, representation, or warranty by the Agent or any Lender except those expressly set forth herein. No modification, recision, waiver, release, or amendment of any provision of this Amendment may be made except by a written agreement signed by the parties hereto. The provisions of this Amendment are binding upon and inure to the benefit of the representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein or obligation hereunder may be assigned by any Borrower without the prior written consent of the Required Lenders.

          7. EFFECTIVE DATE. This Agreement shall become effective when executed by the Borrowers and such number of Lenders as shall constitute the amount of Required Lenders provided however that with respect to Section 1(a)(ii) and

(iii) such Section shall not become effective until compliance with the conditions set forth immediately below Section 1(a)(iii) hereof.

          8. SEVERABILITY. If any provision of this Amendment is prohibited or invalid, under applicable law, it is ineffective only to such extent, without invalidating the remainder of this Amendment.

          9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by each party in separate counterparts, each of which is an original, but all of which shall together constitute one and the same agreement.

          10. GOVERNING LAW. This Amendment is deemed to have been made in the State of New York and is governed by and interpreted in accordance with the laws of such state, provided that no doctrine of choice of law (except as may be applicable under the UCC with respect to the Security Interest) shall be used to apply the laws of any other state or jurisdiction.

          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                        BORROWERS:


                                        THE PENN TRAFFIC COMPANY



                                        By:
                                            ------------------------------------
                                            Title:



                                        DAIRY DELL



                                        By:
                                            ------------------------------------
                                            Title:

                                        BIG M SUPERMARKETS, INC.



                                        By:
                                            ------------------------------------
                                            Title:



                                        PENNY CURTISS BAKING
                                          COMPANY, INC.



                                        By:
                                            ------------------------------------
                                            Title:


                                             LENDERS:


Commitment:  $35,000,000                NATWEST USA CREDIT CORP.
Pro-Rata Share:  17.5%
Lending
  Office:  175 Water Street
           New York, New York  10038    By:
                                            ------------------------------------
                                            Title:



Commitment:  $20,000,000                NATIONAL BANK OF CANADA
Pro-Rata Share:  10%
Lending
  Office:  Empire Tower-Suite 1540
           350 Main Street              By:
           Buffalo, New York  14202         ------------------------------------
                                            Title:



Commitment:  $20,000,000                FUJI BANK, LTD.
Pro-Rata Share:  10%
Lending
  Office: Two World Trade Center
          79th Fl
          New York, New York  10048    By:
                                           -------------------------------------
                                           Title:

                                            (Signatures continued on next page)

Commitment:  $20,000,000                SANWA BUSINESS CREDIT
Pro-Rata Share:  10%                    CORPORATION
Lending
  Office: One South Wacker Drive
          Suite  2800
          Chicago, IL.  60606           By:
                                            ------------------------------------
                                            Title:



Commitment:  $25,000,000                BANKAMERICA
Pro-Rata Share:  12.5%                    BUSINESS CREDIT, INC.
Lending
  Office:  40 East 52nd Street
           Second Fl.
           New York,  NY 10022          By:
                                            ------------------------------------
                                            Title:



Commitment:  $25,000,000                HELLER FINANCIAL, INC.
Pro-Rata Share:  12.5%
Lending
  Office:  101 Park Avenue, 12th Fl.
           New York, NY  10178          By:
                                            ------------------------------------
                                            Title:



Commitment:  $10,000,000                IBJ SCHRODER
Pro-Rata Share:  5%
Lending
  Office:  One State Street
           9th Fl.                      By:
           New York, NY  10004              ------------------------------------
                                            Title:



Commitment:  $10,000,000                MIDLANTIC NATIONAL BANK
Pro-Rata Share:  5%
Lending
  Office:  499 Thornalle Street
           9th Fl.                      By:
           Edison, NJ  08837                ------------------------------------
                                            Title:

                                            (Signatures continued on next page)

Commitment:  $20,000,000                MITSUBISHI TRUST AND
Pro-Rata Share:  10%                      BANKING CORPORATION
Lending
  Office:  520 Madison Avenue
           25th Fl.
           New York, NY  10022          By:
                                            ------------------------------------
                                            Title



Commitment:  $15,000,000                CONTINENTAL BANK, N.A.
Pro-Rata Share:  7.5%
Lending
  Office:  231 South La Salle St.
  12th Fl. C                            By:
  Chicago, IL.  60697                       ------------------------------------
                                            Title



                                        AGENT

                                        NATWEST USA CREDIT CORP.,
                                        As Agent



                                        By:
                                            ------------------------------------
                                            Title: